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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2003




                                  PEMSTAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

          Minnesota                       0-31223               41-1771227
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission file number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)



             3535 Technology Drive N.W., Rochester, Minnesota 55901
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (507) 288-6720
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

(c) The following exhibit is being "furnished" in accordance with Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

        99.1  Press Release, dated October 28, 2003, of Pemstar, Inc.

Item 12. Results of Operations and Financial Condition

    The following information is being "furnished" in accordance with Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

        On October 28, 2003, Pemstar, Inc. issued a press release which included financial results of its second quarter ended September 30, 2003 and guidance on the Company's anticipated results of operations and financial condition for the fiscal quarter ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

October 28, 2003                      PEMSTAR, INC.



                                 By:  /s/ Gregory S. Lea
                                    --------------------------------------------
                                    Gregory S. Lea, Executive Vice President and
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

99.1     Press Release, dated October 28, 2003, of Pemstar, Inc.